Exhibit 10.12

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 1

OMNIBUS AMENDMENT NO. 1 (this “Amendment”), dated as of September 20, 2023, by and among WHEELS UP PARTNERS LLC, a Delaware limited liability company (“Wheels Up”), certain Affiliates of Wheels Up identified as Grantors on the signature pages hereof (together with Wheels Up, the “Grantors”), certain Affiliates of Wheels Up identified as Guarantors on the signature pages hereof, WHEELS UP CLASS A-1 LOAN TRUST 2022-1, a statutory trust formed and existing under the laws of Delaware (the “Class A-1 Trust”), each Lender party to the Loan Agreement (each, a “Lender”, and collectively, the “Lenders”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association (“WTNA”), not in its individual capacity but solely in its capacity as (i) Mortgagee under the IP Security Agreement, (ii) Security Trustee, (iii) Facility Agent, (iv) Loan Trustee, and (v) as Mortgagee under each of the Indentures (“Mortgagee”), (vi) Subordination Agent (the “Subordination Agent”) and (vii) Trustee. Except as otherwise defined in this Amendment, terms defined in Section 1.1 of the Intercreditor Agreement (whether expressly, by incorporation, cross-reference or otherwise) are used herein as defined therein or, if not defined in the Intercreditor Agreement, as defined in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Wheels Up, the Class A-1 Trust and the Subordination Agent are parties to that certain Intercreditor Agreement dated as of October 14, 2022 (the “Intercreditor Agreement”);

WHEREAS, Wheels Up, the Class A-1 Trust and the Subordination Agent are parties to that certain Note Purchase Agreement dated as of October 14, 2022 (the “Note Purchase Agreement”);

WHEREAS, Wheels Up, the Grantors, and the Mortgagee are parties to that certain IP Security Agreement dated as of October 14, 2022 (the “IP Security Agreement”);

WHEREAS, Wheels Up and the Mortgagee are parties to those certain Indenture and Mortgages, each dated as of October 14, 2022 in respect of the Aircraft referred to therein, as may be supplemented from time to time (the “Indentures” and each, a “Indenture”, and, together with the Intercreditor Agreement, the Note Purchase Agreement, the IP Security Agreement, the Notes Guaranty and the Loan Agreement, the “Relevant Agreements”);

WHEREAS, an Indenture Default pursuant to Section 5.01(i) of each Indenture has occurred and is continuing (the “Specified Default”); and

WHEREAS, the parties hereto desire to, inter alia, amend or otherwise modify each Relevant Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Amendments to the Intercreditor Agreement. Effective as of the Effective Date, the Intercreditor Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Intercreditor Agreement is attached hereto as Exhibit A, marked as described in the preceding sentence to show the additions and deletions made to Intercreditor Agreement on the Effective Date pursuant to this Amendment.

Section 2.      Amendments to the Note Purchase Agreement. Effective as of the Effective Date, the Note Purchase Agreement is hereby amended as set forth in Exhibit B hereto.

Section 3.      Amendments to the IP Security Agreement. Effective as of the Effective Date, the IP Security Agreement is hereby amended as set forth in Exhibit C hereto.

Section 4.      Amendments to each Indenture. Effective as of the Effective Date, each Indenture shall be amended via an instrument in the form and substance set forth in Exhibit D hereto, which instrument shall be filed with the Federal Aviation Authority on the date hereof.

Section 5.      Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) if, and only if, each of the following conditions precedent has been satisfied:

(a)            WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Loan Trustee, and the Subordination Agent shall have received this Amendment duly executed and delivered by each of the parties hereto, together with all schedules and exhibits hereto;

(b)            WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Loan Trustee, and the Subordination Agent shall have received the Junior Lien Intercreditor Agreement (as defined in Exhibit B), in form and substance reasonably satisfactory to the Subordination Agent, duly executed and delivered by each of the parties thereto, together with all schedules and exhibits thereto;

(c)            WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Loan Trustee, and the Subordination Agent shall have received the Junior Lien Credit Agreement (as defined in Exhibit B), in form and substance reasonably satisfactory to the Subordination Agent, duly executed and delivered by each of the parties thereto, together with all schedules and exhibits thereto, and Wheels Up Experience Inc. shall have drawn initial term loans thereunder in an aggregate principal amount of at least $350,000,000;

(d)            WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Loan Trustee, and the Subordination Agent shall have received the favorable written opinions with respect to this Amendment and the transactions contemplated hereby, dated the Effective Date and addressed to¸ inter alios, the Lenders, in form and substance reasonably satisfactory to special counsel to the Lenders, including: Kirkland & Ellis LLP, New York counsel to Wheels Up, Morris James LLP and Faegre Drinker Biddle & Reath LLP, counsel for WTNA, individually and in its other capacities hereunder, and McAfee & Taft, special FAA and International Registry counsel to Wheels Up;

(e)            the security documentation for the Junior Lien Debt (as defined in Exhibit B hereto) shall be in form and substance reasonably satisfactory to the Lenders;

(f)            the representations and warranties made pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date;

(g)            Wheels Up shall have paid or reimbursed all of the fees, costs and expenses (including attorneys’ fees, costs, and expenses) then payable by Wheels Up under Section 11 of this Amendment to the extent then invoiced or otherwise notified to Wheels Up in writing;

(h)            WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Loan Trustee, the Mortgagee and the Subordination Agent shall have received payment or reimbursement of all amounts due and owing under each Indenture, each other Operative Agreement (as defined in each Indenture), and the Intercreditor Agreement (including principal, interest and default interest thereon);

(i)            the amendments to each Indenture reflecting the form set forth in Exhibit D hereto shall have been filed with the Federal Aviation Authority; and

(j)            Wheels Up has deposited, or cause to be deposited, $20,000,000 in the Cash Reserve Account (as defined in the Intercreditor Agreement as amended hereby).

Section 6.      Relevant Agreements in Full Force and Effect as Amended. Each Relevant Agreement is hereby amended by providing that all references therein to “this Agreement,” “hereby,” “hereof,” “herein” and, in the case of each Indenture, “this Trust Indenture” shall be deemed from and after the date of this Amendment to be a reference to such Relevant Agreement as amended or otherwise modified by this Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Relevant Agreements shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms, and except as expressly provided herein, this Amendment shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Relevant Agreements. As of the Effective Date, each of the Lenders hereby waive the Specified Default, and relying solely upon the written instructions and subject to the provisions contained in Section 12 hereof, each of the Facility Agent, the Subordination Agent, and the Mortgagee hereby waive the Specified Default

Section 7.      Representations and Warranties. Each Grantor and Guarantor represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by such party and (b) this Amendment constitutes legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity. WTNA, individually and/or in its capacity as the Trustee, the Loan Trustee, the Security Trustee, the Facility Agent, the Mortgagee, and/or the Subordination Agent will have no responsibility or liability (and does not assume any responsibility or liability) for any of the representations, warranties, statements, and/or recitals in this Amendment, including, without limitation, for their accuracy, completeness, or correctness.

Section 8.      Sale of Certain Guarantors. Notwithstanding Section 6(a) and Section 8 of the Notes Guaranty, relying solely upon the written instructions and subject to the provisions contained in Section 12 hereof, the Subordination Agent hereby agrees that the equity interests in each of Mountain Aviation, LLC (“Mountain”), Circadian Aviation LLC (formerly known as Gama Aviation LLC) (“Circadian”) and Air Partners Limited (“APL”) may be sold, transferred or otherwise disposed in a transaction that is a bona-fide sale to a third-party for cash consideration, provided that:

(a)            Wheels Up represents, warrants and covenants that, notwithstanding any sale of Circadian, it shall (1) continue at all times after such sale to maintain, employ and supply the crew of, insure and schedule, all Aircraft that are owned by Wheels Up and leased to Circadian, and Wheels Up will provide the Subordination Agent and the Lenders a list of any such Aircraft upon request from time to time and (2) transition all Aircraft included on the operator certificate of Circadian to the operator certificate of Wheels Up or any Guarantor by no later than March 31, 2024;

(b)            upon the sale, transfer or disposition of equity interests in Mountain, Circadian or APL in accordance with this Section 8 (including the foregoing clause (a)), relying solely upon the written instructions and subject to the provisions contained in Section 12 hereof the Subordination Agent shall be authorized and is hereby instructed, upon the written request and at the sole cost and expense (including attorneys’ fees, costs, and expenses) of Wheels Up, to execute a release (or otherwise provide confirmation of the same) of such Guarantor’s obligations under the Notes Guaranty, in form and substance reasonably satisfactory to the Subordination Agent; and

(c)            each of Circadian and Mountain (for purposes of this clause (c), each, an “Operator”) agree, for the benefit of the Subordination Agent and the Mortgagee, that, with respect to any Aircraft that may be leased, chartered or come into the possession or operational control of Circadian or Mountain (for so long as such Aircraft is an “Aircraft” as defined under any Indenture), (i) Operator’s rights to such Aircraft (including its rights of possession and use) shall be and are subject and subordinate to all of the terms and conditions of the Indentures, including the rights of the “Mortgagee” (as defined in such applicable Indenture) to avoid this Agreement in the exercise of its rights to repossession of the Aircraft; (ii) Operator agrees to comply with the terms of Section 4.06 of the applicable Indenture; (iii) Operator agrees that the Aircraft shall be used in accordance with the limitations applicable to the Owner’s (as defined in such applicable Indenture) possession and use provided in the applicable Indenture and (iv) such Operator agrees that following the occurrence of an Indenture Default (under the applicable Indenture) that is continuing, Wheels Up shall be permitted to return the Aircraft to the Subordination Agent in accordance with the terms of the applicable Indenture.

Section 9.      Minimum Cash.

(a)            The covenant set forth in Section 6(e) of the Notes Guaranty shall be deleted and replaced in its entirety with the following:

“The aggregate available cash and Cash Equivalents (as defined in the Note Purchase Agreement) (including amounts held in deposit in the Cash Reserve Account (as defined in the Intercreditor Agreement)) of Wheels Up Experience Inc. and each of its subsidiaries shall not be less than $75,000,000 as of 5:00 p.m. (New York City time) on any date (it being agreed that a breach of this covenant shall, subject to and following a three (3) day cure period, constitute an “Event of Default” under and as defined in each Indenture).”

(b)            At the request of any Lender or the Facility Agent from time to time, Wheels Up shall provide a written confirmation to the Lenders as to the available cash of Wheels Up Experience Inc. and each of its subsidiaries as of 5:00 p.m. (New York City time) of the most recently completed business day.

Section 10.      Additional Events of Default under the Indentures. Notwithstanding anything to the contrary in Section 5.01 (iii) and (iv) of each Indenture, the occurrence of either of the following events shall be an “Event of Default” under and as defined in each Indenture:

(a)            any Grantor or any Guarantor shall fail to observe or perform (or caused to be observed and performed) in any material respect any covenant, agreement or obligation set forth herein and such failure shall continue unremedied for a period of 10 Business Days from and after the date of written notice thereof to the relevant Grantor from the Mortgagee, or

(b)            any representation or warranty made herein by any Grantor or any Guarantor shall prove to have been untrue or inaccurate in any material respect as of the date made and the same shall remain uncured for a period in excess of 10 Business Days from and after the date of written notice thereof to the relevant Grantor from the Mortgagee.

Section 11.      Fees and Expenses. In connection with this Amendment and the transactions contemplated hereby, including any workout, restructuring, enforcement of rights or other Indenture Default, Wheels Up shall be responsible for the prompt payment of reasonable and documented out-of-pocket fees and expenses of the Lenders including the reasonable and documented fees and expenses of outside counsel and financial advisors, but limited, in the case of fees and expenses of outside counsel and financial advisors, to the reasonable and documented fees and expenses of (x) one primary outside counsel and one local counsel in each relevant jurisdiction, (y) one financial advisor and (z) one aviation advisor. In addition, Wheels Up shall also be responsible and liable for the prompt payment and/or reimbursement of any and all reasonable and documented fees, costs and/or expenses of each of the Class A-1 Trust and WTNA as the Trustee, the Loan Trustee, the Subordination Agent, the Mortgagee, the Security Trustee, and the Facility Agent (including its or their default specialists or consultants) including the reasonable and documented fees, costs and expenses of its and their outside counsel, agents, and any other professionals.

Section 12.      Instruction. Pursuant to Sections 5.2, 7.12 and 8.6 of the Loan Agreement, Section 10.01 of the Indentures and any other applicable provision of the Relevant Agreements and/or the Operative Agreements, each of the Lenders (including the Majority Lenders) under the Loan Agreement hereby consent to this Amendment and the amendment of each of the Relevant Agreements, subject to satisfaction of the conditions set out in Section 5 hereof, and also jointly and mutually authorize, direct, and instruct (i) WTNA, in its capacity as the Mortgagee under each Indenture, the Subordination Agent, the Trustee, the Security Trustee, the Facility Agent, and the Loan Trustee, and the Class A-1 Trust, as the Borrower and the Note Holder, to consent to and execute and enter into this Amendment and the amendment of each of the Relevant Agreements, (ii) WTNA, in its capacity as Mortgagee under each Indenture and Subordination Agent as First Lien Agent and First Lien Security Agent, to consent to and execute and enter into the Junior Lien Intercreditor Agreement, (iii) WTNA, in its capacity as Subordination Agent, to consent to, and/or otherwise execute and enter into, as applicable, as set forth in Section 8 hereof, and (iv) WTNA, in its capacity as Subordination Agent, Facility Agent, and Mortgagee to waive the Specified Default. For the avoidance of any doubt, each of the parties hereto acknowledges and agrees that any action taken (or not taken) by WTNA in any or all of its roles or capacities in accordance with and pursuant to the instructions in this Section 12 or otherwise contained in or relating to this Amendment does not and will not constitute any breach of any provision of the Relevant Agreements or any of the Operative Agreements, or constitute negligence, gross negligence, bad faith, or willful misconduct under any such agreements or documents, on the part of WTNA in any or all of its roles or capacities, and WTNA, when acting (or refraining from acting) in accordance with and pursuant to the instructions in this Section 12 or otherwise contained herein or related hereto, in any and all of its roles or capacities shall be fully protected by all of the applicable protections, limitations of liability, immunities, and indemnities under the Relevant Agreements and the Operative Agreements, and/or any other related agreement or document.

Section 13.      Officer’s Certificate. Wheels Up hereby confirms that the execution of this Amendment as of the date first above written is authorized or permitted by the Relevant Agreements and any of the applicable Operative Agreements and all conditions precedent to the execution of this Amendment have been met. Wheels Up also hereby certifies, acknowledges, and agrees that this Section 13 shall constitute an Officer’s Certificate under the Relevant Agreements and any of the applicable Operative Agreements and is hereby signed by a responsible officer of Wheels Up.

Section 14.      Miscellaneous.

(a)            This Amendment shall constitute an Operative Agreement as defined in the Intercreditor Agreement and each Indenture.

(b)            Each of the Guarantors hereby renews, reaffirms, ratifies and confirms its obligations under the Notes Guaranty and acknowledges and agrees that (i) the Notes Guaranty remains in full force and effect without impairment and (ii) that no rights or remedies of the Subordination Agent under the Notes Guaranty have been waived. Each Guarantor acknowledges the continuing validity of the Notes Guaranty enforceable against such Guarantor in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity.

(c)            Each party hereto agrees to execute and deliver all such further agreements or documents, if any, as shall be necessary to give effect to the provisions of this Amendment.

(d)            To the extent permitted by applicable law, any provision of this Amendment that is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(e)            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL PARTIES TO THIS AMENDMENT HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY RELATING TO THIS AMENDMENT OR ANY OF THE RELATED AGREEMENTS OR DOCUMENTS.

(f)            Except as specifically amended hereby, each of the Relevant Agreements and the Operative Agreements shall remain in full force and effect, including, without limitation, any and all of the rights, privileges, protections, immunities, indemnities, and limitations of liability of WTNA, as the Trustee, the Mortgagee, the Security Trustee, the Facility Agent, the Subordination Agent, and/or the Loan Trustee, which are hereby incorporated herein by reference.

(g)            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege, immunity, indemnity, limitation of liability, protection, or remedy of any party or person under any of the Relevant Agreements (as amended hereby), the Operative Agreements, or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(h)            This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns or any other entity into which WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Subordination Agent, and/or the Loan Trustee, may be merged or converted or with which it or they may be consolidated, or any corporation, association, or any other entity resulting from any merger, conversion or consolidation to which WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Subordination Agent, and/or the Loan Trustee, shall be a party, or any entity succeeding to all or substantially all of the corporate trust assets or business of WTNA, as the Trustee, the Security Trustee, the Facility Agent, the Mortgagee, the Subordination Agent, and/or the Loan Trustee, as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto and without the consent of any other party hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

WHEELS UP PARTNERS LLC, as a Grantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

WHEELS UP PARTNERS HOLDINGS LLC, as a Grantor and a Guarantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

AVIANIS SYSTEMS LLC, as a Grantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

Signature Page – Omnibus Amendment

WHEELS UP EXPERIENCE INC., as a Guarantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Interim Chief Executive Officer and Chief Financial Officer

CIRCADIAN AVIATION LLC, as a Guarantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

MOUNTAIN AVIATION, LLC, as a Guarantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

WHEELS UP PRIVATE JETS LLC, as a Guarantor

By:	/s/ Todd L.Smith
Name: Todd L. Smith
Title: Chief Financial Officer

AIR PARTNERS LIMITED, as a Guarantor

By:	/s/ Mark Briffa
Name: Mark Briffa
Title: Director

Signature Page – Omnibus Amendment

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee, Loan Trustee, the Security Trustee, the Facility Agent, the Subordination Agent, and the Mortgagee

By:	/s/ Matthew Jorjorian
Name: Matthew Jorjorian
Title: Vice President

WHEELS UP CLASS A-1 LOAN TRUST 2022-1

By: Wilmington Trust, National Association, solely in its capacity as the Trustee

By:	/s/ Matthew Jorjorian
Name: Matthew Jorjorian
Title: Vice President

Signature Page – Omnibus Amendment

BAIN CAPITAL CREDIT MANAGED ACCT VFMC L P,
as Lender

By: Bain Capital Distressed and Special Situations 2019 Investors, LLC its general partner
By: Bain Capital Credit Member II, Ltd. its manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BC), L.P.
as Lender

By: Bain Capital Credit Managed Account (BC) General Partner, LLC its general partner
By: Bain Capital Credit Member, LLC its manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP,
as Lender

By: Capital Credit Managed Account (Hayman) General Partner, SARL its general partner

By:	/s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

Signature Page – Omnibus Amendment

BAIN CAPITAL CREDIT MANAGED ACCOUNT (Q) L.P.,
as Lender

By: BAIN CAPITAL CREDIT MANAGED ACCOUNT GENERAL PARTNER (Q), LLC, ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER, LLC, ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL GSS 2022 (A), L.P.,
as Lender

BAIN CAPITAL GSS 2022 GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER III, LLC ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL GSS 2022 (B) SCSP,
as Lender

BAIN CAPITAL GSS 2022 GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER III, LLC ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender

BY: BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 INVESTORS, LLC, ITS GENERAL PARTENR
BY: BAIN CAPITAL CREDIT MEMBER II, LTD., ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender

BY: BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 INVESTORS, LLC, ITS GENERAL PARTENR
BY: BAIN CAPITAL CREDIT MEMBER II, LTD., ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

BAIN CAPITAL CREDIT MANAGED ACCOUNT (A), L.P.,
as Lender

BY; BAIN CAPITAL CREDIT MANAGED ACCOUNT (A) GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER II, LTD. ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

FUTURE FUND BOARD OF GUARDIANS,
as Lender

By: Bain Capital Credit, LP,
as Investment Manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

FUTURE FUND BOARD OF GUARDIANS FOR AND ON BEHALF OF MEDICAL RESEARCH FUTURE FUND.
as Lender

By: Bain Capital Credit, LP,
as Investment Manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (PSERS), L.P.,
as Lender

BY: BAIN CAPITAL CREDIT MANAGED ACCOUNT INVESTORS, LLC, ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER, LLC, ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

BAIN CAPITAL CREDIT MANAGED ACCOUNT (FSS), L.P.,
as Lender

BY: BAIN CAPITAL CREDIT MANAGED ACCOUNT INVESTORS (FSS), L.P., ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER, LLC, ITS GENERAL PARTNER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

RETAIL EMPLOYEES SUPERANNUATION TRUST,
as Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P.,
as Lender

By: Bain Capital Credit Managed Account Investors (Blanco), LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

CMAC FUND 1, L.P.,
as Lender

By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT DISLOCATION FUND (B), L.P.,
as Lender

By: Bain Capital Credit Dislocation Fund General Partner, LLC its general partner
By: Bain Capital Credit Member II, Ltd. its manager

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL TOTAL RETURN CREDIT, L.P.,
as Lender

BY: BAIN CAPITAL TOTAL RETURN CREDIT GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER, LLC ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

Signature Page – Omnibus Amendment

BAIN CAPITAL GLOBAL DIRECT LENDING 2021 (L MASTER), L.P.,
as Lender

BY: BAIN CAPITAL GLOBAL DIRECT LENDING 2021 (L) GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER II, LTD. ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP
as Lender

BY: CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN) GENERAL PARTNER, SARL ITS GENERAL PARTNER

By:	/s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

Signature Page – Omnibus Amendment

BAIN CAPITAL GLOBAL DIRECT LENDING (E), L.P.,
as Lender

BY: BAIN CAPITAL GLOBAL DIRECT LENDING (E) GENERAL PARTNER, LLC ITS GENERAL PARTNER
BY: BAIN CAPITAL CREDIT MEMBER, LLC ITS MANAGER

By:	/s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and Head of Operations

BARINGS BDC, INC.
as Lender

By: Barings LLC, its Investment Adviser

By:	/s/ George Stone
Name: George Stone
Title: Managing Director

BARINGS CAPITAL INVESTMENT CORPORATION,
as Lender

By: Barings LLC, its Investment Adviser

By:	/s/ George Stone
Name: George Stone
Title: Managing Director

Signature Page – Omnibus Amendment

BARINGS PRIVATE CREDIT CORPORATION,
as Lender

By: Barings LLC, its Investment Adviser

By:	/s/ George Stone
Name: George Stone
Title: Managing Director

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI),
as Lender

By:	/u/ Marcello Liguon
Name: Marcello Liguon
Title: Authorized Signatory

MSD PCOF PARTNERS LXXXIII, LLC,
as Lender

By:	/u/ Marcello Liguon
Name: Marcello Liguon
Title: Authorized Signatory

MSD SBAFLA FUND, L.P.,
as Lender

By:	/u/ Marcello Liguon
Name: Marcello Liguon
Title: Authorized Signatory

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND 2, L.P., as Lender

By:	/u/ Marcello Liguon
Name: Marcello Liguon
Title: Authorized Signatory

Signature Page – Omnibus Amendment

EXHIBIT A

Amendments to the Intercreditor Agreement

[See Attached]

EXHIBIT B

Amendments to the Note Purchase Agreement

Effective as of the Effective Date, the Note Purchase Agreement is hereby amended as follows:

(a)            Annex A of the Note Purchase Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

““Junior Lien Credit Agreement” means that certain Credit Agreement, dated as of September 20, 2023 (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time in each case, to the extent permitted by Section 4(f) hereof), among the Parent, as borrower, the Company and other subsidiaries of the Parent, as guarantors, the lenders party thereto, and U.S. Bank Trust Company, N.A., not in its individual capacity, but solely as administrative agent and as collateral agent.”

““Junior Lien Debt” means all debt obligations owing under the Junior Lien Credit Agreement in an aggregate original principal amount not to exceed $700,000,000, plus all interest (including, for the avoidance of doubt, accrued and/or capitalized “PIK” interest, which shall not reduce the cap set forth above by virtue of being capitalized to the principal amount of the obligations under the Junior Lien Credit Agreement), fees and expenses owing thereunder.”

““Junior Lien Intercreditor Agreement” means that certain intercreditor agreement, dated as of September 20, 2023 (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time), among, inter alios, Wheels Up Experience Inc., as holdings, the Company, as the issuer, WTNA, as first lien agent and as first lien security agent, and U.S. Bank Trust Company, N.A., as second lien agent and as second lien security agent, which is entered into in relation to the Junior Lien Debt.”

““Permitted Excess Disposition” means a sale or disposition of an Aircraft (or a beneficial interest therein) that is not a Qualifying Aircraft pursuant to a bona fide sale to a third-party on arm’s length terms which requires immediate payment in cash in full and provided that (i) the sales proceeds of such sale or disposition are in an amount not less than 105% of the unpaid Original Amount of the related Equipment Notes at the time of such disposition, (ii) after giving pro forma effect to such sale or disposition as at September 20, 2023, the Weighted Average Age of all Aircraft of the same model as such Aircraft shall not be increased by more than two (2) years, and (iii) after giving pro forma effect to such sale or disposition and the concurrent redemption under Section 2.11(c) of the applicable Indenture, the LTV Ratio shall be no greater than the LTV Ratio immediately prior to such sale or disposition. With respect to any sale or disposition of more than one Aircraft in a single transaction or a series of related transaction, in each case which occur substantially simultaneously, the foregoing requirements must be satisfied with respect to all such Aircraft on an aggregate basis.”

(b)            Annex A of the Note Purchase Agreement is hereby amended by amending and restating the definitions of “Principal Redemption Amount” and “Qualifying Aircraft” as follows:

“Principal Redemption Amount” means, in respect of the redemption of any Equipment Notes under Section 2.11(c) of the related Indenture related to (a) the disposition of any Qualifying Aircraft, (x) the percentage set forth below for the applicable model of the “Aircraft” under and as defined in such Indenture, multiplied by (y) the unpaid Original Amount of such Equipment Notes at the time of such redemption, or (b) a Permitted Excess Disposition, 100% of the sales proceeds from such Permitted Excess Disposition.

Aircraft Model	Principal Redemption Amount Percentage
King Air 350I	For the first seven (7) dispositions of King Air 350I Aircraft to occur after September 20, 2023, 105%; thereafter, 120%
Citation XL/XLS	102.5%
Citation X	100%
Hawker	100%

“Qualifying Aircraft” means any Aircraft disposed of pursuant to a bona fide sale to a third-party on arm’s length terms which requires immediate payment in cash in full, so long as the number of Aircraft of the same model as such Aircraft (including such Aircraft) for which the related Equipment Notes have been redeemed under Section 2.11(c) of the related Indenture, does not exceed the “Prepayment Cap” set forth below for such model.

Aircraft Model	Prepayment Cap
King Air 350i	20
Citation XL/XLS	4
Citation X	5
Hawker	6

(c)            Section 4 (Covenants) of the Note Purchase Agreement is hereby amended by inserting the following new clauses (e) and (f):

“(e)      The Company shall not sell or dispose of an Aircraft unless such Aircraft is a Qualifying Aircraft or such disposition is a Permitted Excess Disposition, provided that, for the avoidance of doubt, no Permitted Excess Disposition shall be permitted unless such transaction complies with the requirements within the definition of “Permitted Excess Disposition”.

(f)      (i)      Neither the Junior Lien Credit Agreement nor any other document governing the Junior Lien Debt shall permit, and the Parent shall not make any, cash payments of interest or other amounts (other than (i) amortization that does not result in a mandatory redemption under Section 2.10(e) of any Indenture, (ii) customary and reasonable indemnities, fees and expenses, (iii) repayments of borrowings of the Revolving Loans (as defined in the Junior Lien Credit Agreement and/or (iv) mandatory prepayments of the Junior Lien Term Loan Debt under the Junior Lien Credit Agreement (as in effect on September 20, 2023) to the extent that, after giving effect to such prepayment the Parent and its Subsidiaries would have at least $75,000,000 of available cash and Cash Equivalents (including amounts held in deposit in the Cash Reserve Account (as defined in the Intercreditor Agreement)).

(ii)            The provisions of the Junior Lien Credit Agreement (including Sections 2.06(b), 2.09(b), 2.09(j), 2.10(f), 2.14(b), 2.22(c), 7.02 and any defined terms used therein) shall not be amended, waived, varied, supplemented or modified (x) in any manner adverse to the Subordination Agent or the Lenders or in any manner inconsistent with the Operative Agreements, or (y) in a manner that would permit any payment or transaction prohibited by clause (i) above.”

EXHIBIT C

Amendments to the IP Security Agreement

Effective as of the Effective Date, the IP Security Agreement is hereby amended as follows:

(a)            The following definitions and each reference thereto in the IP Security Agreement shall be deleted: “Discharge of First Lien Obligations”, “First Lien Agent”, “First Lien Collateral Documents”, “First Lien Debt”, “First Lien Debt Party”, “First Lien Obligations”, “First Lien Secured Parties” and “IP Intercreditor Agreement”

(b)            Clause (b) of the definition of “Permitted Liens” shall be deleted in its entirety and replaced with “[Reserved]”.

(c)            The fourth paragraph of Section 2 of the IP Security Agreement shall be deleted in its entirety.

(d)            Section 3(d) of the IP Security Agreement is deleted in its entirety and replaced with “[Reserved]”.

EXHIBIT D

Form of Indenture Amendment

[FORM OF] OMNIBUS AMENDMENT NO. 1 TO TRUST INDENTURE AND MORTGAGES

OMNIBUS AMENDMENT NO. 1, dated as of September 20, 2023 (this “Amendment No. 1”) to each Trust Indenture and Mortgage as further specified in Schedule I hereto (as amended and supplemented prior to the date hereof, the “Indentures”, and each, an “Indenture”) between WHEELS UP PARTNERS LLC, a Delaware limited liability company (“Owner”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association (“WTNA”), not in its individual capacity, except as expressly stated herein, but solely as Mortgagee hereunder (together with its successors hereunder, the “Mortgagee”).

W I T N E S S E T H:

WHEREAS, on the Closing Date, which occurred on October 14, 2022, the Owner and the Mortgagee entered into the Indentures, pursuant to which, among other things, the issuance by the Owner of the Series of Equipment Notes in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to each Indenture;

WHEREAS, concurrently with the execution and delivery of this Amendment No. 1, (i) the Owner, the Mortgagee, the Security Trustee, the Facility Agent, the Trustee, the Subordination Agent, the Loan Trustee, the Note Holders and Related Note Holders, inter alios, entered into that certain Omnibus Amendment, dated as of the date hereof (the “Omnibus Amendment”), pursuant to which, among other things, the amendments contemplated herein were agreed and consented to;

WHEREAS, all things necessary to make this Amendment No. 1 a legal, valid and binding obligation of the Owner have been done and performed and have occurred.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Definitions. Capitalized terms and phrases used and not otherwise defined herein shall for all purposes of this Amendment No. 1, including the recital of the parties and the other preceding recitals, have the respective meanings specified therefor in the Indentures Trust Obligation Agreements, and/or the Operative Agreements, as applicable.

Section 2.      Amendment. Effective as of the date hereof, each Indenture shall be amended as follows:

(a)            all references to “this Trust Indenture” in each Indenture shall be deemed to refer to such Indenture as amended by this Amendment No. 1, and all references in each Indenture or in the Applicable Trust Agreement or any Related Indenture, Trust Obligation Agreement or Operative Agreement to such Indenture shall be deemed to refer to such Indenture as amended by this Amendment No. 1;

(b)            Annex A to each Indenture shall be amended by adding in alphabetic order within said Annex the following new definitions:

““Junior Lien Credit Agreement” is defined in the Note Purchase Agreement.”

““Junior Lien Debt” is defined in the Note Purchase Agreement.”

““Junior Lien Intercreditor Agreement” is defined in the Note Purchase Agreement.”

““Junior Lien Maturity” means initially, September 20, 2028, or such later date of maturity as may be extended pursuant to the Junior Lien Credit Agreement, provided that any such extension is for at least 365 days.”

““Junior Lien Term Loan Debt” means the “Term Loans” (as defined in the Junior Lien Credit Agreement as in effect on September 20, 2023).”

““Permitted Excess Disposition” is defined in the Note Purchase Agreement.”

““Weighted Average Life” means as of any date of determination, (i) with respect to the Equipment Notes and the Related Equipment Notes, the number of years (rounded to the nearest hundredth) obtained by dividing (a) the sum of the products obtained by multiplying, for each Equipment Note and Related Equipment Note, respectively, (1) the unpaid Original Amount due on each then-remaining Payment Date for such Equipment Note and each Related Equipment Note, by (2) the number of years (rounded to the nearest hundredth) that will elapse between such date and the dates of such expected payments, by (b) the aggregate outstanding Original Amount of all Equipment Notes and Related Equipment Notes as of such date and (ii), with respect to the Junior Lien Term Loan Debt the number of years obtained by dividing (a) the sum of the products obtained by multiplying (1) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Junior Lien Term Loan Debt, by (2) the number of days from and including the determination date to but excluding the date on which such payment is scheduled to be made by (b) the then outstanding principal amount of such Junior Lien Term Loan Debt.”

(c)            Annex A to each Indenture shall be amended by deleting the word “or” immediately before clause (g) of the definition of “Permitted Lien” and by inserting the following immediately after clause (g) “or (h) subject to the Junior Lien Intercreditor Agreement, the liens securing the Junior Lien Debt”.

(d)            Annex A to each Indenture shall be amended by amending and restating the definition of “Prepayment Premium” as follows:

““Prepayment Premium” means (a) upon the acceleration (by declaration or otherwise) of the Equipment Notes pursuant to Section 5.02 or with respect to any redemption under Section 2.10(b), 2.10(d), 2.10(e), 2.11(a), 2.11(c) or, if applicable, 2.11(d) hereof, (i) prior to the second anniversary of the Closing Date, the Make-Whole Amount plus 4% on the unpaid Original Amount of Equipment Notes redeemed, (ii) on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, 4% on the unpaid Original Amount of Equipment Notes redeemed, and (iii) thereafter, nil or (b) with respect to any redemption under Section 2.10(c) hereof, (i) prior to the third anniversary of the Closing Date, 1% on the unpaid Original Amount of Equipment Notes redeemed and (ii) thereafter, nil. For purposes of any redemption under Section 2.11(c) hereof made in connection with the disposition of a Qualifying Aircraft, the “unpaid Original Amount of Equipment Notes redeemed” as used in this definition shall be 100% of the unpaid Original Amount of the applicable Equipment Notes at the time of such redemption, notwithstanding that the redemption price shall equal the applicable Principal Redemption Amount. For the avoidance of doubt, in connection with any redemption under Section 2.11(c) hereof in relation to a Permitted Excess Disposition, the Prepayment Premium payable in respect of such redemption shall be calculated on all principal amounts required to be redeemed pursuant to Section 2.11(c).”

(e)            Annex A to each Indenture shall be amended by deleting the definitions of “Junior Lienholder Collateral” and “Junior Lienholder Obligations”.

(f)            Annex A to each Indenture shall be amended by deleting the definition of “Junior Lien Representative” and replacing it at follows:

““Junior Lien Representative” means U.S. Bank Trust Company, N.A., not in its individual capacity, but solely as collateral agent under the Junior Lien Credit Agreement.”

(g)            The Granting Clause of each Indenture shall be amended by deleting the phrases “, and to secure the Junior Lienholder Obligations,”, “and each holder of any Junior Lienholder Obligations”, and “and the holders of any Junior Lienholder Obligations”.

(h)            Section 2.02 (Issuance and Terms of Equipment Notes) of each Indenture shall be amended by inserting the following new paragraph at the end of Section 2.02:

“If an Equipment Note issued hereunder has a “maturity date” that occurs on or after the Junior Lien Maturity, all obligations (including, but not limited to, principal and interest) thereunder shall be due on such date that is 90 days prior to Junior Lien Maturity.”

(i)            Section 2.06 (Termination of Interest in Collateral) of each Indenture shall be amended by deleting the phrases “or holder of any Junior Lienholder Obligations”, “and all Junior Lienholder Obligations” and “; provided that, the existence of any Outstanding Junior Lienholder Obligations will not prevent or delay any termination of this Trust Indenture pursuant to Section 11.01”.

(j)            Section 2.10(d) of each Indenture shall be amended by deleting the phrases “(i)” and “or (ii) any proceeds of the Junior Lienholder Collateral are distributed to the Mortgagee pursuant to the terms of the applicable documents governing the Junior Lienholder Obligations”.

(k)            Section 2.10 (Mandatory Redemptions of Equipment Notes) of each Indenture shall be amended by inserting the following new clause (e):

“(e)      Within 5 calendar days of the date of any amortization or principal payment with respect to the Junior Lien Term Loan Debt that results in the Weighted Average Life of the Junior Lien Term Loan Debt being less than the Weighted Average Life of the Equipment Notes issued hereunder and the Related Equipment Notes issued under each Related Indenture (taken as a whole), the Equipment Notes shall be redeemed by the Owner pro rata in an amount such that the Weighted Average Life of the Equipment Notes issued hereunder is less than the Weighted Average Life of the Junior Lien Term Loan Debt, together with accrued interest on the amount redeemed to the date of redemption, plus Prepayment Premium, if any.”

(l)            Section 2.11(c) of each Indenture shall be amended by (i) inserting the phrase “this disposition is a Permitted Excess Disposition or” immediately before the phrase “the Aircraft is a Qualifying Aircraft” and (ii) replacing the reference to “15 days” therein with “5 days”.

(m)            Section 2.13 (Subordination) of each Indenture shall be amended by deleting clause (d) thereunder in its entirety.

(n)            Clause “Fourth” of Section 3.02 (Event of Loss; Replacement; Optional Redemption) shall be amended and restated in its entirety as follows:

“Fourth, to the Junior Lien Representative;”

(o)            Clause “Fourth” of Section 3.03 (Payments After Event of Default) of each Indenture shall be amended and restated in its entirety as follows:

“Fourth, after giving effect to (i), (ii) and (iii) above, subject to the Junior Lien Intercreditor Agreement, so much of such payments or amounts remaining as shall be required to pay in full all Junior Lien Debt to the date of distribution shall be distributed to the Junior Lien Representative; and”

(p)            Section 5.01 (Event of Default) of each Indenture shall be amended by deleting the period at the end of clause (viii) and replacing it with the phrase “;” and inserting the following new clauses (ix), (x), (xi), (xii) and (xiii) thereafter:

“(ix)      the Junior Lien Debt is repaid in full or accelerated prior to the maturity of any Equipment Note issued under this Trust Indenture or any Related Equipment Note issued under any Related Indenture;

(x)            any breach of Section 4(f) of the Note Purchase Agreement;

(xi)            any breach of Section 6(e) of the Notes Guaranty, subject to the three (3) day cure period referenced therein;

(xii)            notwithstanding anything to the contrary in Section 5.01 (iii) and (iv) hereof, an Event of Default has occurred under Section 10(a) of the Omnibus Amendment; or

(xiii)            notwithstanding anything to the contrary in Section 5.01 (iii) and (iv) hereof, an Event of Default has occurred under Section 10(b) of the Omnibus Amendment.”

(q)            Section 10.01(a) of each Indenture shall be amended by deleting the phrase “; provided, further, that without the consent of each Junior Lien Representative, no such amendment, waiver or modification of terms of, or consent under, any thereof shall modify the Granting Clause or Section 3.03 in a manner that deprives such the holders of the relevant Junior Lienholder Obligations of the benefit of the Lien of this Trust Indenture on the Collateral or adversely affects their priority in relation to distributions of Collateral proceeds”.

(r)            Section 10.01(b) of each Indenture shall be amended by inserting the following new sentence at the end of the paragraph: “The Owner and the Mortgagee may not enter into any amendment, waiver or modification of, supplement or consent to the documentation governing the Junior Lien Debt which materially contradicts or is materially inconsistent with the Junior Lien Intercreditor Agreement or the definition of “Junior Lien Debt” as defined in the Note Purchase Agreement.”

Section 3.      No Other Amendments. Except as expressly provided in this Amendment No. 1, all of the terms and conditions of the Indentures shall remain in full force and effect and are hereby ratified and confirmed, including, without limitation, any and all of the rights, privileges, protections, immunities, indemnities, and limitations of liability of WTNA, as the Mortgagee, which are hereby incorporated herein by reference. The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power, privilege, immunity, indemnity, limitation of liability, protection, or remedy of any party or person under the Indentures, the Trust Obligation Agreements, or any of the Operative Agreements, or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 4.      Miscellaneous. The terms of this Amendment No. 1 shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns or any other entity into which WTNA, as the Mortgagee, may be merged or converted or with which it or they may be consolidated, or any corporation, association, or any other entity resulting from any merger, conversion or consolidation to which WTNA, as the Mortgagee, shall be a party, or any entity succeeding to all or substantially all of the corporate trust assets or business of WTNA, as the Mortgagee, without the execution or filing of any paper or any further act on the part of any of the parties hereto and without the consent of any other party hereto. The terms of this Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the law of the State of New York, including all matters of construction, validity and performance. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL PARTIES TO THIS AMENDMENT NO. 1 HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY RELATING TO THIS AMENDMENT NO. 1 OR ANY OF THE RELATED AGREEMENTS OR DOCUMENTS. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.      Officer’s Certificate. The Owner hereby confirms that the execution of this Amendment No. 1 as of the date first above written is authorized or permitted by the Indentures, the Trust Obligation Agreements, and the applicable Operative Agreements and any other related agreements and all conditions precedent to the execution of this Amendment No. 1 have been met. The Owner also hereby certifies, acknowledges, and agrees that this Section 5 shall constitute an Officer’s Certificate under the Indentures, the Trust Obligation Agreements, the applicable Operative Agreements, and any other related agreements and is hereby signed by a responsible officer of the Owner. WTNA, individually and/or in its capacity as the Trustee, the Loan Trustee, the Security Trustee, the Facility Agent, the Mortgagee, and/or the Subordination Agent will have no responsibility or liability (and does not assume any responsibility or liability) for any of the representations, warranties, statements, and/or recitals in this Amendment No. 1, including, without limitation, for their accuracy, completeness, or correctness.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

WHEELS UP PARTNERS LLC

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Mortgagee

By
Name:
Title:

SCHEDULE I